SunCoke Energy, Inc. Q4 & FY 2023 Earnings and 2024 Guidance Conference Call

2 This presentation should be reviewed in conjunction with the Fourth Quarter and Full-Year 2023 earnings release of SunCoke Energy, Inc. (SunCoke) and conference call held on February 1, 2024 at 11:00 a.m. ET. This presentation contains “forward-looking statements” (as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended). Forward-looking statements often may be identified by the use of such words as "believe," "expect," "plan," "project," "intend," "anticipate," "estimate," "predict," "potential," "continue," "may," "will," "should," or the negative of these terms, or similar expressions. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Any statements made in this presentation that are not statements of historical fact, including statements about our full-year 2024 guidance and outlook, the ability of our domestic coke plants to continue to operate at full capacity, our expectation of weakness in commodity markets and lower coal-to-coke yields, our ability to broaden our customer base, our intention to maintain a balanced approach to capital allocation, and our anticipation to continue a quarterly dividend, are forward-looking statements and should be evaluated as such. Forward-looking statements represent only our beliefs regarding future events, many of which are inherently uncertain and involve significant known and unknown risks and uncertainties (many of which are beyond the control of SunCoke) that could cause our actual results and financial condition to differ materially from the anticipated results and financial condition indicated in such forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in Item 1A (“Risk Factors”) of our Annual Report on Form 10-K for the most recently completed fiscal year, as well as those described from time to time in our other reports and filings with the Securities and Exchange Commission (SEC). In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, SunCoke has included in its filings with the SEC cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward- looking statement made by SunCoke. For information concerning these factors and other important information regarding the matters discussed in this presentation, see SunCoke’s SEC filings, copies of which are available free of charge on SunCoke's website at www.suncoke.com or on the SEC’s website at www.sec.gov. All forward- looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. Unpredictable or unknown factors not discussed in this presentation also could have material adverse effects on forward-looking statements. Forward-looking statements are not guarantees of future performance, but are based upon the current knowledge, beliefs and expectations of SunCoke management, and upon assumptions by SunCoke concerning future conditions, any or all of which ultimately may prove to be inaccurate. You should not place undue reliance on these forward-looking statements, which speak only as of the date of the earnings release. SunCoke does not intend, and expressly disclaims any obligation, to update or alter its forward-looking statements (or associated cautionary language), whether as a result of new information, future events, or otherwise, after the date of the earnings release except as required by applicable law. Forward-Looking Statements

2023 Year In Review

3

Delivered FY 2023 Adjusted EBITDA[1] of $268.8M; continued success in foundry coke market; increased quarterly dividend; and further reduced debt

FY 2023 Objective		2023 Achievements	Commentary
Achieve FY 2023 Consolidated Adj. EBITDA[1] guidance high end of $265M **Generate $105M – $120M Free Cash Flow [2]**	✔	• Delivered FY 2023 consolidated Adj. EBITDA[1] of $268.8M • Generated $139.8M of Free Cash Flow[2]	• Exceeded guidance due to strong Domestic Coke performance while navigating challenging market conditions in the Logistics segment
Build on the Commercial Success of Foundry Business **Support Full Cokemaking Capacity Utilization**	✔	• Completed foundry coke expansion project • Successfully sold all non-contracted tons into foundry coke and spot blast coke markets • Extended Indiana Harbor contract with Cleveland-Cliffs through September 2035	• Foundry coke expansion project improves foundry coke handling efficiency and allows for continued growth in market participation in 2024 • Key provisions of the 12-year extension are similar to our previous agreement
Pursue Balanced Capital Allocation	✔	• Lowered gross debt by $43.8M; gross leverage ratio at 1.86x (LTM basis) • Increased quarterly dividend from $0.08/share to $0.10/share	• Continued focus on maintaining a strong balance sheet • Anticipate continuation of quarterly dividend • Continue to develop the GPI project

(1) See appendix for a definition and reconciliation of Adjusted EBITDA
(2) See appendix for a definition and reconciliation of Free Cash Flow

SunCoke Energy

4

Q4 & FY 2023 Financial Performance

Q4 and FY 2023 Earnings Review


($/share)
($ in millions)
Diluted EPS
Adj. EBITDA(1)
-$0.51
-$28.9
+$3.4
+$0.02
$1.19
$0.68
$0.14
$0.16
$58.9
$62.3
$297.7
$268.8
Q4 '22
Q4 '23
FY '22
FY '23
Q4 '22
Q4 '23
FY '22
FY '23

($ in millions, except volumes)	Qtr4 2022	Qtr4 2023	FY 2022	FY 2023
Domestic Coke Sales Volumes	1,040	1,037	4,031	4,046
Logistics Volumes	5,525	5,022	22,291	20,483
Coke Adjusted EBITDA (2)	$49.6	$57.4	$277.9	$256.9
Logistics Adjusted EBITDA (incl. CMT)	$11.7	$10.7	$49.7	$44.3
Corporate and Other Adjusted EBITDA (3)	($2.4)	($5.8)	($29.9)	($32.4)
Adjusted EBITDA (Consolidated) (1)	$58.9	$62.3	$297.7	$268.8
Operating Cash Flow	$88.3	$56.4	$208.9	$249.0

Q4 '23 EPS of $0.16 per share, up $0.02 versus prior year quarter

FY '23 EPS of $0.68, down $0.51 per share from the prior year period

- Primarily due to tax law changes in the U.S. and Brazil in 2022 and 2023, the year-over-year impact on EPS was $0.29 per share
- Excluding the impact of tax adjustments, EPS was down $0.22 year-over-year, primarily driven by lower contribution margin on non-contracted blast coke sales

Q4 '23 Consolidated Adj. EBITDA[(1)] of $62.3M, up $3.4M compared to Q4 '22

- Coke operations up $7.8M primarily driven by higher coal-to-coke yields and favorable O&M recovery on our long-term, take-or-pay contracts
- Logistics operations down by $1.0M driven by lower volumes at CMT
- Corporate and other costs higher by $3.4M mainly driven by higher legacy liability expense (non-cash)

FY '23 Consolidated Adj. EBITDA[(1)] of $268.8M, down $28.9M compared to FY '22

- Lower contribution margins on non-contracted blast coke sales
- Lower volumes in Logistics segment
- Higher non-cash legacy liability expense
- Partially offset by higher coal-to-coke yields on our long-term, take-or-pay contracts and lower employee related costs

(1) See appendix for a definition and reconciliation of Adjusted EBITDA
(2) Coke Adjusted EBITDA includes Domestic Coke and Brazil Coke
(3) Corporate and Other Adj. EBITDA includes activity from our legacy coal mining business

SunCoke Energy

5Adjusted EBITDA(1) – FY ‘22 to FY ‘23 $297.7 FY 2022 Adj. EBITDA Domestic & Brazil Coke ($5.4) Logistics ($2.5) Corporate and Other FY 2023 Adj. EBITDA ($21.0) $268.8 (1) See appendix for a definition and reconciliation of Adjusted EBITDA (1) Lower contribution margins from non-contracted blast coke sales partially offset by higher coal-to-coke yields on long- term, take-or-pay contracts Lower throughput volumes at CMT ($ in millions) (1) FY ‘23 performance impacted by lower contribution margins on non-contracted blast coke sales and lower volumes in the Logistics segment Higher non-cash legacy liability partially offset by lower employee related expenses

6 $90.0 $140.1 $249.0 Cash @ YE 2022 Net Cash Provided by Ops. Activities ($109.2) CapEx ($43.8) Debt Reduction ($30.7) SXC Dividend ($15.2) Other Cash @ YE 2023 Revolver Availability: $350.0M (Consolidated) 12/31/2022 12/31/2023 Total Debt $544M $500M Gross Leverage (1) 1.83x 1.86x Net Leverage (1) 1.52x 1.34x FY 2023 Capital Deployment Strong cash flow generation deployed strategically towards operational capital needs, deleveraging, and increased dividends to shareholders ($ in millions) Increased dividend by 25% from 8 cents to 10 cents in Q3 (1) Gross leverage and Net leverage calculated using Last Twelve Month (LTM) Adjusted EBITDA Cash distribution to non-controlling interests ($11.8M) Positively impacted by the timing of working capital changes Timing of capex to be offset in FY 2024

2024 GUIDANCE

8Projected 2024 Adjusted EBITDA(1) Guidance $268.8 FY 2023 Adj. EBITDA (Consolidated) ($3) – ($10) Domestic Coke $0 – $1 Brazil Coke ($9) – ($14) Logistics ($3) – ($5) Corporate and Other $240 - $255 FY 2024 Adj. EBITDA Guidance (Consolidated) (1) See appendix for a definition and reconciliation of Adjusted EBITDA (1) ($ in millions) Expect 2024 consolidated Adjusted EBITDA (1) of $240M - $255M mainly driven by lower volumes and pricing at CMT Running at full capacity but expect lower coal-to-coke yields on contracted blast coke sales due to lower coal pricing (1) Lower volumes and lower pricing driven by weak commodity markets Normalized legacy liability expense

2024 Domestic Coke Business Outlook

9

Domestic Coke Adjusted EBITDA estimated to be $238M - $245M; expect to run full with non-contracted capacity sold in spot blast and foundry coke markets

Domestic Coke Performance


(Coke Sales, Kt)
$247.8M
$238M - $245M
4,046
~4,100
FY 2023
FY 2024E
Adjusted EBITDA ($M) (1)

- Continue to operate coke fleet at full capacity
- ~3,600Kt contracted furnace coke tons
- Remaining ~650Kt equivalent furnace coke tons to be sold in foundry and spot markets
- Substantial portion of foundry and spot blast coke sales finalized for 2024
- Year-over-year lower EBITDA mainly driven by lower coal-to-coke yields on long-term, take-or-pay contracts due to lower coal price

(1) See appendix for a definition and reconciliation of Adjusted EBITDA

SunCoke Energy®

10

2024 Logistics Business Outlook

Logistics Adjusted EBITDA estimated to be $30M - $35M driven by significantly weaker market conditions at CMT impacting both volumes and pricing

Logistics Performance


(Tons Handled, Kt)
$44.3M
$30M - $35M
20,483
~19,400
11,666
~11,500
8,817
~7,900
FY 2023
FY 2024E
Adjusted EBITDA ($M)(1)
Logistics (ex. CMT)
CMT

2024 outlook based on low expectations for thermal coal export volumes and pricing

- Expect CMT volumes to be lower year-over-year, driven by weak thermal coal markets
  - Tepid demand due to mild weather, low cost gas imports, and ample inventory in Europe
- Projecting lower API2 price adjustment benefit in 2024 as compared to 2023 resulting in lower pricing at CMT
- Anticipate CMT to handle ~4.1Mt coal for export and ~3.8Mt other products

(1) See appendix for a definition and reconciliation of Adjusted EBITDA

SunCoke Energy

112024 Guidance Summary Expect 2024 Consolidated Adjusted EBITDA(1) of $240M - $255M; 2024 Free Cash Flow(2) of $105M - $125M (1) See appendix for a definition and reconciliation of Adjusted EBITDA (2) See appendix for a definition and reconciliation of Free Cash Flow (FCF) (3) Domestic Coke Adjusted EBITDA/ton calculated as Domestic Coke EBITDA/Domestic Coke Sales 2023 ($ in millions) Actuals Low End High End Adjusted EBITDA(1) $269 $240 $255 Cash interest, net ($24) ($26) ($24) Cash taxes ($16) ($20) ($25) Total capex ($109) ($80) ($75) Working capital changes $21 ($9) ($6) Free Cash Flow (FCF)(2) $140 $105 $125 Adjusted EBITDA to FCF Walk 2024E 2023 2024 Results Guidance Adjusted EBITDA Consolidated(1) $268.8M $240M - $255M Domestic Coke EBITDA $247.8M $238M - $245M Logistics EBITDA $44.3M $30M - $35M Domestic Coke Sales 4.05M ~4.1M tons Domestic Coke Adjusted EBITDA/ton (3) $61/ton $58 - $60/ton Total Capital Expenditures $109.2M $75M - $80M Operating Cash Flow $249.0M $185M - $200M Cash Taxes $15.7M $20M - $25M Metric

12 • Continue work on adding customers and products at CMT • Further develop foundry and spot blast coke customer book Broaden Customer Base for Logistics and Coke Businesses 2024 Key Initiatives • $240M - $255M Adjusted EBITDA(1) Achieve 2024 Financial Objectives Continued Safety and Environmental Excellence • Continue to deliver strong safety and environmental performance • Successfully execute on operational and capital plan • Support full capacity utilization of cokemaking assets Deliver Operational Excellence and Optimize Asset Utilization • Continue to pursue balanced capital allocation including growth opportunities and returning capital to shareholders Execute on Well-Established Capital Allocation Priorities (1) See appendix for a definition and reconciliation of Adjusted EBITDA

APPENDIX

15 Domestic Coke Performance Domestic Coke Business Summary 116 113 118 122 126 311 309 304 315 327 267 264 272 276 260 173 161 171 175 156 156 147 133 144 155 $46.5M Q4 ’22 $60.4M Q1 ’23 $68.2M Q2 ’23 $64.0M Q3 ’23 $55.2M Q4 ’23 1,023 994 998 1,032 1,025 Adjusted EBITDA ($M) Middletown Granite City Haverhill Indiana Harbor Jewell Sales Tons (Coke Production, Kt) (1) See definition and reconciliation of Adjusted EBITDA elsewhere in the appendix 1,043K1,040K FY ‘23 Domestic Coke Adjusted EBITDA driven by strong operational performance; expect lower coal-to-coke yield value driven by lower coal prices in 2024 950K (1) 1,016K 479 490 1,255 1,290 1,072 1,080 663 660 580 580 $247.8M FY ’23 $238M - $245M FY ’24E 4,049 4,100 1,037K 4,046K ~4,100K

16 $11.7M $13.5M $11.7M $8.4M $10.7M Logistics Business Summary 2,579 2,463 2,371 2,092 1,891 2,946 2,847 2,820 2,869 3,131 Q4 ’22 Q1 ’23 Q2 ’23 Q3 ’23 Q4 ’23 5,525 5,309 5,191 4,961 5,022 Logistics (ex. CMT) CMT (coal, bulk products, liquids) (Tons Handled, Kt) (1) See definition and reconciliation of Adjusted EBITDA elsewhere in the appendix FY ‘23 Logistics Adjusted EBITDA results impacted by weak commodity markets; expect soft demand and pricing to persist in 2024 Logistics Performance Adjusted EBITDA ($M) 8,817 11,666 $44.3M FY ’23 $30M - $35M FY ’24E 20,483 ~19,400 ~11,500 ~7,900 (1)

17 NON-GAAP FINANCIAL MEASURES In order to assist readers in understanding the core operating results that our management uses to evaluate the business, we describe our non- GAAP measures referenced in this presentation below. In addition to U.S. GAAP measures, this presentation contains certain non-GAAP financial measures. These non-GAAP financial measures should not be considered as alternatives to the measures derived in accordance with U.S. GAAP. Non-GAAP financial measures have important limitations as analytical tools, and you should not consider them in isolation or as substitutes for results as reported under U.S. GAAP. Additionally, other companies may calculate non-GAAP metrics differently than we do, thereby limiting their usefulness as a comparative measure. Because of these and other limitations, you should consider our non-GAAP measures only as supplemental to other U.S. GAAP-based financial performance measures, including revenues and net income. Reconciliations to the most comparable GAAP financial measures are included at the end of this Appendix. DEFINITIONS Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted for any impairments, restructuring costs, gains or losses on extinguishment of debt, and/or transaction costs ("Adjusted EBITDA"). EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure in assessing operating performance. Adjusted EBITDA provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance. EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, and they should not be considered a substitute for net income, or any other measure of financial performance presented in accordance with GAAP. EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold/handled. Free Cash Flow (FCF) represents operating cash flow adjusted for capital expenditures. Management believes FCF is an important measure of liquidity. FCF is not a measure calculated in accordance with GAAP, and it should not be considered a substitute for operating cash flow or any other measure of financial performance presented in accordance with GAAP.

18Coke Facility Capacity and Contract Duration/Volume (1) Capacity represents blast furnace equivalent production capacity (2) Represents production capacity for blast-furnace sized coke, however, customer takes all on a “run of oven” basis, which represents >600k tons per year Facility Capacity (1) Customer Contract Expiry Contract Volume Indiana Harbor 1,220 Kt Cliffs Steel Sep. 2035 Capacity Middletown 550 Kt (2) Cliffs Steel Dec. 2032 Capacity Haverhill II 550 Kt Cliffs Steel June 2025 Capacity Granite City 650 Kt US Steel Dec. 2024 Capacity Haverhill I/JWO 1,270Kt Cliffs Steel Algoma Steel Dec. 2025 Dec. 2026 400 Kt 150 Kt

19Balance Sheet & Debt Metrics ($ in millions) As of 12/31/2023 As of 12/31/2022 Cash 140$ 90$ Available Revolver Capacity 350$ 315$ Total Liquidity 490$ 405$ Gross Debt (Long and Short-term) 500$ 544$ Net Debt (Total Debt less Cash) 360$ 454$ LTM Adjusted EBITDA 269$ 298$ Gross Debt / LTM Adjusted EBITDA 1.86x 1.83x Net Debt / LTM Adjusted EBITDA 1.34x 1.52x 2024 2025 2026 2027 2028 2029 Consolidated Total Sr. Notes -$ -$ -$ -$ -$ 500.0$ 500.0$ Sale Leaseback - - - - - - - Revolver - - - - - - - Total -$ -$ -$ -$ -$ 500.0$ 500.0$ As of 12/31/2023 ($ in millions)

202024 Guidance Reconciliation Free Cash Flow Reconciliation Low High Net Income $67 $84 Depreciation and amortization expense 122 118 Interest expense, net 28 26 Income tax expense 23 27 Adjusted EBITDA (Consolidated) $240 $255 ($ in millions) 2023 ($ in millions) Actuals Low High Operating Cash Flow $249 $185 $200 Capital Expenditures (109) (80) (75) Free Cash Flow (FCF) $140 $105 $125 2024E

21Net Income to FCF Reconciliation Low End High End Net Income $67 $84 Depreciation and amortization expense 122 118 Interest expense, net 28 26 Income tax expense 23 27 Adjusted EBITDA (Consolidated) $240 $255 Cash interest (26) (24) Cash taxes (20) (25) Total capex (80) (75) Working capital changes (9) (6) Free Cash Flow (FCF) $105 $125 ($ in millions) 2024E

22Reconciliation to Adjusted EBITDA (1) Costs incurred as part of the granulated pig iron project with U.S. Steel ($ in millions) Q4 '22 FY '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 FY '23 Net Income 12.8$ 104.9$ 17.7$ 22.0$ 8.5$ 15.3$ 63.5$ Depreciation and amortization expense 35.8 142.5 35.3 36.4 35.5 35.6 142.8 Interest expense, net 7.7 32.0 7.2 7.2 6.6 6.3 27.3 Income tax expense (benefit) 2.5 16.8 6.8 8.3 14.6 4.6 34.3 Transaction costs (1) 0.1 1.5 0.1 0.1 0.2 0.5 0.9 Adjusted EBITDA 58.9$ 297.7$ 67.1$ 74.0$ 65.4$ 62.3$ 268.8$

Adjusted EBITDA and Adjusted EBITDA per ton

23

Reconciliation of Segment Adjusted EBITDA and Adjusted EBITDA per Ton					
($ in millions, except per ton data)	Domestic Coke	Brazil Coke	Logistics	Corporate and Other[(1)]	Consolidated
FY 2023					
Adjusted EBITDA	$247.8	$9.1	$44.3	($32.4)	**$268.8**
Sales Volume (thousands of tons)	4,046	1,558	20,483		
Adjusted EBITDA per Ton	**$61.25**	**$5.86**	**$2.16**		
Q4 2023					
Adjusted EBITDA	$55.2	$2.2	$10.7	($5.8)	**$62.3**
Sales Volume (thousands of tons)	1,037	383	5,022		
Adjusted EBITDA per Ton	**$53.23**	**$5.76**	**$2.12**		
Q3 2023					
Adjusted EBITDA	$64.0	$2.2	$8.4	($9.2)	**$65.4**
Sales Volume (thousands of tons)	1,016	381	4,961		
Adjusted EBITDA per Ton	**$62.99**	**$5.83**	**$1.69**		
Q2 2023					
Adjusted EBITDA	$68.2	$2.3	$11.7	($8.2)	**$74.0**
Sales Volume (thousands of tons)	1,043	396	5,191		
Adjusted EBITDA per Ton	**$65.39**	**$5.78**	**$2.26**		
Q1 2023					
Adjusted EBITDA	$60.4	$2.4	$13.5	($9.2)	**$67.1**
Sales Volume (thousands of tons)	950	398	5,309		
Adjusted EBITDA per Ton	**$63.58**	**$6.07**	**$2.55**		
FY 2022					
Adjusted EBITDA	$263.4	$14.5	$49.7	($29.9)	**$297.7**
Sales Volume (thousands of tons)	4,031	1,585	22,291		
Adjusted EBITDA per Ton	**$65.34**	**$9.15**	**$2.23**		
Q4 2022					
Adjusted EBITDA	$46.5	$3.1	$11.7	($2.4)	**$58.9**
Sales Volume (thousands of tons)	1,040	377	5,525		
Adjusted EBITDA per Ton	**$44.71**	**$8.22**	**$2.12**		

(1) Corporate and Other includes the results of our legacy coal mining business

SunCoke Energy